UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 19, 2006

Date of Report (Date of earliest event reported)

BOARDWALK BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-1354835 (Commission File Number)	20-4392739 (IRS Employer Ident. No.)

201 Shore Road, Linwood, New Jersey (Address of principal executive offices)	08221 (Zip Code)

(609) 601-0600

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02	Results of Operation and Financial Condition.

On October 19, 2006, Boardwalk Bancorp, Inc. (the “Company”) issued a press release discussing the Company’s third quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 8.01	Other Events.

On October 19, 2006, the Company issued a press release announcing that its Board of Directors had declared a cash dividend of $0.08 per share, payable on November 9, 2006 to shareholders of record on October 30, 2006. The press release, attached hereto as Exhibit 99.2 hereto, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:
99.1	Press release, dated October 19, 2006, of Boardwalk Bancorp, Inc. announcing earnings for the period ended September 30, 2006.
99.2	Press release, dated October 19, 2006, of Boardwalk Bancorp, Inc. announcing the quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOARDWALK BANCORP, INC.
Dated: October 20, 2006	By:	/s/ Michael D. Devlin

Michael D. Devlin Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated October 19, 2006, of Boardwalk Bancorp, Inc. announcing earnings for the period ended September 30, 2006

99.2	Press release, dated October 19, 2006, of Boardwalk Bancorp, Inc. announcing the quarterly cash dividend